UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2008
NiSource Inc.
(Exact name of registrant as specified in its charter)
Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue
Merrillville, Indiana	46410

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (877) 647-5990
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01 Regulation FD Disclosure
ITEM 9.01 Financial Statement and Exhibits
SIGNATURES
Press Release

ITEM 7.01	Regulation FD Disclosure.
     NiSource Inc. (the “Company”), announced that on May 30, 2008 its subsidiary, Northern Indiana Public Service Company, purchased Sugar Creek Power Company, LLC, an Indiana limited liability company (“Sugar Creek”), from Broadway Gen Funding LLC, a Delaware limited liability company, for approximately $330 million. Sugar Creek owns a 535 megawatt combined cycle gas turbine electric generating plant located in West Terre Haute, Indiana.
     A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is incorporated by reference to this Item 7.01.

ITEM 9.01	Financial Statement and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated June 2, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc. (Registrant)

Date: June 3, 2008	By:	/s/ Jeffrey W. Grossman Jeffrey W. Grossman
Vice President and Controller